SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
February 22, 2005

TEJAS INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-29235	13-3577716

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

2700 Via Fortuna, Suite 400
Austin, Texas 78746
(Address of principal executive offices including Zip Code)

                              (512) 306-8222
(Registrant’s telephone number, including area code)

                                        Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement.

           On February 16, 2005, TI Building Partnership, Ltd., a wholly-owned subsidiary of Tejas Incorporated, (“TI”), entered into an agreement to purchase certain real property, including the office building and related improvements thereon, from 8226 Bee Caves, Ltd. for approximately $3.0 million. In order to finance this acquisition, on February 22, 2005, TI borrowed $2.2 million from Community Credit Union (“CCU”) pursuant to a promissory note. Under the terms of this note, TI is obligated to make monthly payments of approximately $14,000 until the maturity date, February 21, 2011, when the entire remaining outstanding principal balance and accrued and unpaid interest thereon shall be due and payable. The interest rate under this note is 5.75% per annum.

           In connection with this acquisition, John Gorman, the Chairman of the Board of Tejas Incorporated, agreed to (1) indemnify CCU against any losses incurred by CCU as a result of any violations of environmental laws or certain building laws related to such real property and (2) provide a limited guarantee of the performance of TI under certain provisions of the deed of trust entered into in connection with such financing.

Item 2.01       Completion of Acquisition or Disposition of Assets.

           On February 22, 2005, TI completed the acquisition of real property described in Item 1.01 above.

Item 2.03      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

           As described in Item 1.01 above, on February 22, 2005, TI entered into a $2.2 million promissory note to finance the acquisition of real property.

Item 9.01       Exhibits.

(c)      Exhibits

Exhibit No.	Description of Exhibit
10.1	Regarding Contract between Blake Byram and TI Building Partnership, Ltd. (incorporated by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K filed on February 18, 2005)

10.2	Real Estate Purchase and Sale Agreement, and the first and second amendments thereto, between Blake Byram and 8226 Bee Caves, Ltd. (incorporated by reference to Exhibit 10.2 of the Registrant’s Current Report on Form 8-K filed on February 18, 2005)

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEJAS INCORPORATED (Registrant)
Dated: February 28, 2005	By: /S/ John F. Garber Name : John F. Garber Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Agreement Regarding Contract between Blake Byram and TI Building Partnership, Ltd. (incorporated by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K filed on February 18, 2005)

10.2	Real Estate Purchase and Sale Agreement, and the first and second amendments thereto, between Blake Byram and 8226 Bee Caves, Ltd. (incorporated by reference to Exhibit 10.2 of the Registrant’s Current Report on Form 8-K filed on February 18, 2005)

1